                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                               --------------------
                                                     FORM 8-K

                                                  CURRENT REPORT
                                                    Pursuant to

                                              Section 13 or 15(d) of

                                        THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of Earliest Event Reported): October 24, 2002
                                                                          ----------------
                                               --------------------
                                               U.S. Can Corporation
                              (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                             700 East Butterfield Rd.
                                                     Suite 250
                                                 Lombard, IL 60148

                           (Address, of principal executive offices, including zip code)

                                                  (630) 678-8000

                                (Registrant's Telephone number including area code)

Item 5.       Other Events.
              ------------

         On October 24, 2002, U.S. Can Corporation (the "Company") announced that Paul Jones has resigned as
Chief Executive Officer and Chairman of the Board of the Company and from all other management and board positions with the Company and its subsidiaries.  The Company has commenced a search for a new Chief Executive
Officer.  Carl Ferenbach was appointed Chairman of the Board of Directors to fill the vacancy created by Mr.
Jones' resignation as Chairman.

         Additionally, on October 24, 2002, John Workman was named Chief Operating Officer of the Company and will oversee the daily operations of the Company.  Sandra Vollman, the Company's Senior Vice President of Finance
will serve as the Company's primary financial officer.

         A copy of the Company's press release issued on October 23, 2002 is attached to this Current Report on
Form 8-K as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
         --------

         99.1.    Press Release of the Company dated October 23, 2002.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By__________________________
                                                          Name:
                                                           Title:

Date: October 24, 2002.

                                                         -4-
                                                   EXHIBIT INDEX
                                                   -------------

         The following designated exhibit is filed herewith:

99.1              Press Release of the Company dated October 23, 2002.